UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 7, 2012
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road Braintree	MA 02184
Address of principal executive offices	(Zip Code)
 Registrant's telephone number, including area code 781-848-7100
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This current report on Form 8-K/A amends a current report on Form 8-K, filed August 7, 2012 in which Haemonetics Corporation (the “Company”) reported the acquisition from Pall Corporation (“Pall”) of substantially all of the assets relating to its blood collection, filtration, processing, storage and re-infusion product lines, and all of the outstanding equity interest in Pall Mexico Manufacturing, S. de R.L. de C.V, a subsidiary of Pall based in Mexico pursuant to an Asset Purchase Agreement with Pall, the whole blood business. It also reported that the pro forma financial statements required by Item 9.0 (b) will be provided prior to October 10, 2012. This amendment furnishes the pro forma financial statements required by Item 9.0 (b).
Item 9.01 Financial Statements and Exhibits.

(a)	Pro Forma Financial statements
The Company is furnishing herewith as Exhibit 99.1 the following Unaudited Pro Forma Condensed Combined Financial Information prepared to give effect to the Company's acquisition of the whole blood business. The pro forma financial statements include:

•	An Overview

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months year ended March 31, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2012

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(b)	Financial statements
The Company is furnishing herewith as Exhibit 99.2 and 99.3 the following financial statements in accordance with Regulation S-X Rules 3-01, 3-02 and 3-05:

•
Audited financial statements (statement of assets to be sold and liabilities to be assumed and statement of revenues and direct expenses) of the whole blood business as of July 31, 2011 and 2010 and for each of the three years in the period ended July 31, 2011and;

•
Unaudited interim financial statements (statement of assets to be sold and liabilities to be assumed and statement of revenues and direct expenses) of the whole blood business as of April 30, 2012 and for the nine months ended April 30, 2012

Limitation on Incorporation by Reference. The information furnished in this Item 9.01, including the Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.2, Audited financial statements of the whole blood business as of July 31, 2011 and 2010 and for each of the three years in the period ended July 31, 2011 attached hereto as Exhibit 99.3 and Unaudited interim financial statements of the whole blood business as of April 30, 2012 and for the nine months ended April 30, 2012 attached hereto as Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information these statements are provided for informational and illustrative purposes and is preliminary based on currently available information, which we believe is reasonable, but may be subject to change and differ materially from these statements. This pro forma information does not purport to project the future consolidated financial condition or results of operations for the combined company. The Unaudited Pro Forma Condensed Combined Financial Information contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Unaudited Pro Forma Condensed Combined Financial Information regarding these forward-looking statements.

(c) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Haemonetics Corporation.
99.2	Audited financial statements of the whole blood business as of July 31, 2011 and 2010 and for each of the three years in the period ended July 31, 2011
99.3	Unaudited interim financial statements of the whole blood business as of April 30, 2012 and for the nine months ended April 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2012	Haemonetics Corporation

	By:	/S/ CHRISTOPHER LINDOP
Christopher Lindop
Chief Financial Officer and Vice President Business Development